Exhibit 99.1

FOR IMMEDIATE RELEASE

TURTLE BEACH REPORTS SUCCESSFUL HOLIDAY SEASON
AND INTRODUCES FISCAL 2016 OUTLOOK
San Diego, CA – January 20, 2016 - Turtle Beach Corporation (NASDAQ: HEAR), the innovative audio technology company, is providing preliminary fourth quarter and full year 2015 financial results, and is also introducing its outlook for 2016.
Successful Holiday Season Drives 2015 Results:

▪
2015 holiday season sales helped deliver headset revenues expected to range between $82 to $84 million in Q4 and $160 to $162 million ($162 to 164.5 million at constant currency) for 2015, both within the Company’s guidance

▪	Reported Q4 and full year retail sell-through of the Company’s headsets outpaced sales, resulting in lower year-end channel inventory

▪
Old-gen headset sales dropped below 12% of total Company revenue in Q4, while new-gen headset sales increased 31% year-over-year in Q4 and 24% year-over-year in 2015 with market share gains driven by new product introductions

▪
Turtle Beach continues as the clear 2015 leader in the console gaming headset market with an overall U.S. market revenue share of ~42% for 2015 full year and ~44% for Q4, according to NPD U.S. retail data

▪
Q4 gross margins are expected to be approximately 31%, marking the second quarter of consecutive margin improvements; 2015 gross margins are expected to be approximately 26%, within the Company’s guidance

▪	Q4 marked the launch of HyperSound Clear™, helping drive HyperSound revenues of approximately $0.9 million in 2015

▪	Headset and consolidated adjusted EBITDA for 2015 are expected to be near the low end of Company’s guidance

▪	Company’s year-end product inventory expected to be lower by over $10 million from year end 2014
“We’re pleased with our 2015 results, particularly in light of the impact of the strong dollar on our international business and a more rapid than expected decline in old-gen revenues, which were down by over $40 million from 2014 to end at less than 12% of our revenues in Q4,” said Juergen Stark, CEO, Turtle Beach Corporation. “We completed our new-gen product portfolio, launching five new core models in Q4, each of which has performed very well and captured strong revenue share of their respective product tiers.”

“As we’ve previously communicated, for our HyperSound hearing healthcare business, our priority is to execute a well-controlled ramp as opposed to maximizing revenues in the first months. This scaling process is to ensure proper training, good workflow and high customer satisfaction before we increase the staged rollout to our broader group of channel partners. We now have roughly a dozen hearing healthcare offices that are fully trained and actively selling HyperSound Clear. They are able to convert prospects to customers at a rate of over 20% when properly targeting consumers and using our sales materials and training. Our early consumer survey results are also indicating high consumer satisfaction with the purchased product. Demonstrating success in hearing healthcare offices and ensuring consumer satisfaction were our two primary goals early in the launch and our priority will now be to continue to refine the sales approach and more quickly scale fully active offices.”

Revenue Growth and Margin Expansion Expected in 2016

Consolidated revenues are expected to grow modestly in 2016, driven by the following projections:

▪	15-20% year-over-year revenue growth in new-gen headsets and HyperSound businesses combined

▪	12-16% growth in new-gen headset revenues, increasing from approximately $125 million to $140 to $145 million

▪	60-70% decline in old-gen headset revenues, decreasing from approximately $30 million to $8 to $10 million

▪	“Other” headset and accessory related revenues of approximately $5 to $7 million

▪	Growth in HyperSound hearing healthcare revenues to between $7 and $10 million in first full year of commercialization

Margins and profitability are expected to increase, driven by the following expectations:

▪	Headset gross margins increasing 400 basis point to 30%

▪	Modest reduction in headset operating expenses

▪	Roughly 4X increase in headset adjusted EBITDA

▪	HyperSound gross margins of 40-50% (excluding amortization) by fourth quarter as revenues ramp

▪	Modest reduction in HyperSound net investment to below $14 million as revenues and operating expenses scale

Stark continued, “For 2016, we believe that old-gen headsets will take a final, large drop, offset by good growth in our new-gen headset business plus strong growth in our HyperSound revenues. In our HyperSound business, we will continue to focus on the hearing product, including the expected launch in Europe later this quarter and expanding our channels. As HyperSound’s healthcare business scales, we will begin to look at the other market opportunities for our unique directed audio technology. In headsets, as old-gen is now expected to be well under 10% of our headset business in 2016, we expect margins and profitability to increase significantly. We also expect HyperSound net investment to be down modestly based on growing revenues, producing an increase in gross margin, offset by some growth in operating expenses to support our revenue ramp.”

Important Note on 2015 Preliminary Estimates

The preceding financial information included herein for the fourth quarter and full year 2015 are preliminary estimates and may change materially, including as a result of the finalization of financial statements for the Company’s fourth quarter and full year ended December 31, 2015, review of inventory levels which could require additional reserves, particularly for old-gen headsets, and completion of the Company’s audit by the Company’s independent registered public accounting firm. The preceding estimates are based on the Company’s internal estimates. There can be no assurance that our final results for the year will not differ from these estimates and that such changes will not be material, accordingly these statements should not be viewed or relied upon as a substitute for complete audited financial statements to be prepared in accordance with GAAP (Generally Accepted Accounting Principles) or as a measure of our actual performance. Final audited results for fourth quarter and full year 2015 are expected to be released in the mid-March 2016 timeframe.
About Turtle Beach Corporation

Turtle Beach Corporation (www.turtlebeachcorp.com) designs innovative audio products for the consumer, commercial and healthcare markets. Under the Turtle Beach brand (www.turtlebeach.com), the Company markets a wide selection of quality gaming headsets catering to a variety of gamers’ needs and budgets, for use with video game consoles, including officially-licensed headsets for the Xbox One and PlayStation®4, as well as for personal computers and mobile/tablet devices. Under the HyperSound brand (www.hypersound.com), the Company markets pioneering directed audio solutions that have applications in digital signage and kiosks, consumer electronics and healthcare.

Forward-Looking Statements
This press release includes forward-looking information and statements within the meaning of the federal securities laws. Except for historical information contained in this release, statements in this release may constitute forward-looking statements regarding assumptions, projections, expectations, targets, intentions or beliefs about future events. Forward looking statements are based on management’s statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Forward-looking statements are based on management’s current belief, as well as assumptions made by, and information currently available to, management.
While the Company believes that its expectations are based upon reasonable assumptions, there can be no assurances that its goals and strategy will be realized. Numerous factors, including risks and uncertainties, may affect actual results and may cause results to differ materially from those expressed in forward-looking statements made by the Company or on its behalf. Some of these factors include, but are not limited to, the application of quarter-end and year-end accounting procedures and adjustments, other developments that may arise between the date of this press release and the time that financial results for the quarter and year ended December 31, 2015 are finalized, the substantial uncertainties inherent in acceptance of existing and future products, the difficulty of commercializing and protecting new technology, the impact of competitive products and pricing, general business and economic conditions, risks associated with the expansion of our business including the implementation of any businesses we acquire, our indebtedness, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, most recent Quarterly Report on Form 10-Q and the Company’s other periodic reports. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, the Company is under no obligation to publicly update or revise any forward-looking statement after the date of this release whether as a result of new information, future developments or otherwise.
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For Media Information, Contact:	For Investor Information, Contact:
MacLean Marshall	Cody Slach
PR/Communications Director	Investor Relations
Turtle Beach Corp.	Liolios
858.914.5093	949.574.3860
maclean.marshall@turtlebeach.com	HEAR@liolios.com

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